UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 30, 2006
                        (Date of Earliest Event Reported)

                                 Thinkpath, Inc.
             (Exact name of Registrant as specified in its charter)

          Ontario                       001-14813                 52-209027
(State or other jurisdiction of (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                             Identification No.)

           201 Westcreek Boulevard, Brampton, Ontario, Canada L6T 5S6
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 460-3040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Security Agreement
-------------------------------------------------------------


           On June 30, 2006, Thinkpath, Inc. (the "Company") entered into a revised security agreement (the "New Security Agreement") with Laurus Master Fund, Ltd ("Laurus"). Pursuant to the original security agreement, Laurus established a $3.5 million convertible financing facility based on eligible accounts receivable. Pursuant to the New Security Agreement, Laurus issued the Company an additional promissory note (the "New Note") in the principal amount of $1,400,000 of which the proceeds were used to fund the acquisition of all of the capital stock of The MultiTech Group, Inc. The new financing is a non-convertible term note payable monthly over three years and bearing interest at an annual rate equal to the Wall Street Journal prime rate plus 2%. .

           In connection with the transaction, the Company issued Laurus a warrant to purchase up to 1,810,674 shares of common stock at $.0001 per share. The original notes and New Note are secured by all of the Company's assets. Laurus is prohibited from selling any shares issuable upon exercise of the warrants until June 30, 2007 and thereafter is prohibited from selling an amount of shares in excess of 15% of the daily volume on any day.

ITEM 3.02         Unregistered Sales of Equity Securities

           On June 30, 2006, Thinkpath, Inc. (the "Company") entered into the New Security Agreement with Laurus Master Fund, Ltd ("Laurus"). Pursuant to the New Security Agreement, Thinkpath issued Laurus a new promissory note in the principal amount of $1,400,000 and a warrant to purchase up to 1,810,674 shares of common stock at $.0001 per share.

           The offering was made pursuant to the exemption under Section 4(2) of the Securities Act of 1933, as amended.

(c) Exhibits

EXHIBIT
NUMBER DESCRIPTION
-------- -----------
4.1 New Security Agreement dated June 30, 2006 by and among Thinkpath, Inc., its subsidiaries and Laurus Master Fund, Ltd.
4.2 Promissory Note
4.3 Warrant
4.4 Lock-Up Agreement
4.5 Press Release dated July 10, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THINKPATH, INC.


By: /s/ Declan French
------------------------------------
Declan French
Chief Executive Officer

Dated: July 10, 2006